NASDAQ WELC
VASCO DATA SEC
INTERNATIONAL, IN
NASDAQ LISTED
VASCO
THE AUTHENTICATION COMPANY
NASDA

VASCO Data Security Investor Summit New York 2010 1 Investor Summit 2010 T. Kendall Hunt, Chairman & CEO Jan Valcke, President & COO Clifford Bown, EVP & CFO New York, February 18, 2010 Exhibit 99.1

VASCO Data Security Investor Summit New York 2010 2
Forward Looking Statements
Statements made in this presentation that relate to future plans, events or performances are forward-looking statements within the meaning of Section
21e of the Securities and Exchange Act of 1934 and section 27a of the
Securities Act of 1933. These forward-looking statements (1) are identified by use of terms and phrases such as “expect”, “believe”, “will”, “anticipate”,
“emerging”, “intend”, “plan” , “could”, “may”, “estimate”, “should”,
“objective” and “goal” and similar words and expressions, but such words and phrases are not the exclusive means of identifying them, and (2) are subject to risks and uncertainties and represent our present expectations or beliefs concerning future events.
VASCO cautions that the forward-looking statements are qualified by important factors that could cause actual results to differ materially from those in the forward-looking statements. I direct your attention to the company’s filings with the securities and exchange commission for a discussion of such risks and uncertainties in this regard.

VASCO Data Security Investor Summit New York 2010 3 • VASCO Corporate Info • Results 2009: recap • Guidance 2010 • Strategy: Organic growth (end-to-end) The next step • Q&A Agenda

VASCO Data Security Investor Summit New York 2010 4 VASCO Corporate Info

VASCO Data Security Investor Summit New York 2010 5
• Global company with HQ in US and Europe and Operational
HQ in Europe
• Listed on Nasdaq: VDSI
• A leading software company, specializing in Internet
security
• Almost 9,500 customers in 100+ countries, including
approximately 1,400 banks
• Fast growing market share in 2004, 2005, 2006, 2007 and
2008
• Profitable throughout the crisis year 2009
• 28 consecutive profitable quarters allowing VASCO to
finance its organic growth and acquisitions
• A global leader in authentication, electronic & digital
signatures
Corporate Profile

Den Bosch, Netherlands
R & D
Germany
United
Kingdom
Stockholm, Sweden
Moscow, Russia
Oakbrook Terrace, IL
HQ
Brussels, Belgium
Boston, MA
Mechelen, Belgium
R & D
Istanbul, Turkey
Bejing, China
Tokyo, Japan
Bordeaux, Fran
R & D
Shangai, China
Mexico
Bahrain
Hong Kong
Production/ logistics
Columbia
Mumbai, India
Italy
Singapore
São Paulo, Brazil
Zürich, Switzerland
Financial HQ
Viernna, Austria
R & D
Brisbane, Australia
R & D
Sydney, Australia

VASCO Data Security Investor Summit New York 2010 6 VASCO Offices VASCO sales presence VASCO Worldwide

VASCO Data Security Investor Summit New York 2010 7 Results 2009: recap

VASCO Data Security Investor Summit New York 2010 8
Results Q4 2009
•
Revenue: $ 31.9 million (+10%)*
•
Operating Income: $ 5.4 million (+ 197%)*
•
Net income: $ 5.6 million ( +100%)*
• Gross Margin: 70%
•
Earnings Per Share: $ 0.15 per fully diluted share (+100%) *
Compared to Q4 2008

VASCO Data Security Investor Summit New York 2010 9 Results Full Year 2009

VASCO Data Security Investor Summit New York 2010 10
Results Full Year 2009
•
Revenue: $ 101.7 million (-24%)*
•
Operating Income: $ 13.4 million (-52%)*
•
Net income: $ 12.6 million (-48%)*
•
Gross Margin: 70%
•
Earnings Per Share : $ 0.33 per fully diluted share (-48%)*
Compared to Full Year 2008

VASCO Data Security Investor Summit New York 2010 11
VASCO’s SUCCESS STORY 2003-2009
$22,866
$29,893
$54,579
$76,062
$119,980
$132,977
$101,695
$0
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2003 2004 2005 2006 2007 2008 2009
Sales (000's)
$1,123
$5,552
$10,953
$18,942
$30,893
$28,137
$13,413
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
2003 2004 2005 2006 2007 2008 2009
Operating Income (000's)

VASCO Data Security Investor Summit New York 2010 12
VASCO’s SUCCESS STORY 2003-2009
572
543
821
1553
2509
1827
1485
0
500
1000
1500
2000
2500
3000
2003 2004 2005 2006 2007 2008 2009
Total New Customers

New banking customers

400
300
200
100
0
69
70
89
233
379
249
211
2003
2004
2005
2006
2007
2008
2009

New non-banking customers

2500
2000
1500
1000
500
0
503
473
732
1320
2130
1578
1274
2003
2004
2005
2006
2007
2008
2009

VASCO REVENUE 2008-2009 VASCO Data Security Investor Summit New York 2010 13

VASCO Data Security Investor Summit New York 2010 14
VASCO REVENUE 2008-2009
Banking Revenue 2008-2009
$0
$5,000
$10,000
$15,000
$20,000
$25,000
$30,000
$35,000
Q1 Q2 Q3 Q4
2008 2009
Non-banking revenue 2008-2009
$0
$2,000
$4,000
$6,000
$8,000
$10,000
Q1 Q2 Q3 Q4
2008 2009

VASCO Data Security Investor Summit New York 2010 15 VASCO REVENUE 2008-2009 $0 $10,000 $20,000 $30,000 $40,000 Q1 Q2 Q3 Q4 Total Revenue 2008-2009 2008 2009

VASCO Data Security Investor Summit New York 2010 16
Evolution sales 2001 vs 2009
$21,331
$1,359
$74,900
$26,800
$0
$10,000
$20,000
$30,000
$40,000
$50,000
$60,000
$70,000
$80,000
2001 2009
Evolution Sales 2001-2009: Banking vs. ES
Banking Enterprise Security
94%
74%
26%
6%

VASCO Data Security Investor Summit New York 2010 17 Small volume High margin High volume Lower margin Success in times of recession and beyond VASCO’s Strong Business Mix

VASCO Data Security Investor Summit New York 2010 18
CONCLUSIONS
1.
VASCO’s defensive strengths:
profitable
strong worldwide business
large installed customer base
excellent business mix (GM 70%)
a solid balance sheet
no long-term debt
healthy cash position
2. Evolution non-banking markets:
VASCO grew 11% in non-banking segment despite a
decline of 24% in total revenue
important increase in sales per customer
some vertical markets are growing very fast (e.g. gaming)

VASCO Data Security Investor Summit New York 2010 19
CONCLUSIONS
3. Evolution banking market:
We believe the decline in banking business is over
Time to grow again
4. VASCO is a stronger company after the crisis than it was before

VASCO Data Security Investor Summit New York 2010 20 Guidance 2010

VASCO Data Security Investor Summit New York 2010 21
Guidance Full Year 2010
We are offering guidance that
• Full-year 2010 revenue will grow from 15% to 20% over
full-year 2009.
• Full-year 2010 operating income will range between 5%
to 10% of revenue.

VASCO Data Security Investor Summit New York 2010 22 Questions & Answers

VASCO Data Security Investor Summit New York 2010 23 Strategy: End-to-end authentication

VASCO Data Security Investor Summit New York 2010 24
Successful evolution of the company
• Up to 2005: VASCO sells DIGIPASS (hardware) tokens to
banks
Due to success: margins under pressure
• Challenge: How to grow gross margin?
• Solution: diversification in products, markets, business mix

VASCO Data Security Investor Summit New York 2010 25
Successful evolution of the company
• Beginning in 2006 – now
VASCO announces “Full option, all-terrain authentication”
VASCO becomes a Software Company higher margins
VASCO sells outside of the banking market more sales and
higher margins
• End-to-End authentication
With VACMAN Controller, IDENTIKEY and aXsGUARD Identifier
DIGIPASS is now e-signature software and firmware on a
multitude of platforms (tokens, readers, smart cards, PKI,
PDA’s, PC’s…) with over 50 different form factors
• Results:
Gross margin around 70%
Growing business beyond banking
Increased non-hardware business

VASCO Data Security Investor Summit New York 2010 26 VASCO Business Model • End-to-End Authentication Direct sales Indirect Sales

VASCO Data Security Investor Summit New York 2010 27
Direct sales model
VASCO’s success in the banking market showed that we need
to work with competence centers for other vertical markets
A competence center coordinates all marketing (lead
generation) activities and other support for sales for worldwide applications that have a potential of more than 5 million users.

VASCO Data Security Investor Summit New York 2010 28
Direct sales model
Development of Competence Centers
Applications:
• Financial institutions (e-banking, brokerage, insurance)
• Gaming & Gambling
• E-Government
• SaaS & ASP
Marketing:
Summits, events where customers talk to prospects (immature markets)
VASCO TRUSTED CLUB: customer events in mature markets
Sales:
Covered by local sales people

VASCO Data Security Investor Summit New York 2010 29
Direct Sales: 2010 investments
Investments in 2010
• Banking: higher presence in key geographic markets
• Higher investment in new non-banking competence centers
• Recruitment of additional sales staff
• Creation of an Advanced Development Team

DIGIPASS BY VASCO
DIGIPASS Pack
VASCO

aXsGUARD GATEKEEPER

IDENTIKEY

aXsGUARD IDENTIFIER

DIGIPASS BY VASCO
DIGIPASS Pack
VASCO

IDENTIKEY

aXsGUARD IDENTIFIER

VACMAN controller

VASCO Data Security Investor Summit New York 2010 30
Indirect sales: distributors & resellers
• REMOTE ACCESS SECURITY is VASCO’s first entry point
Employee security: remote users. Bundling strategy.
• ENTERPRISE SECURITY (large corporations)
Employee security for all employees. Internet and network applications (7 to 1).
Authentication end-to-end
• APPLICATION SECURITY
B-to-B applications. Entire product range.

VASCO Data Security Investor Summit New York 2010 31
Indirect sales model
• Remote Access Security
All distributors & resellers
Indirect sales
Managed by Distribution Managers
• Enterprise Security prospects (large corporations)
Selected resellers, integrators and solution partners
Indirect sales with direct touch
Managed by Channel Managers
• Application Security prospects
Selected resellers, integrators and solution partners
Direct touch with indirect sales
Managed by Channel Managers

VASCO Data Security Investor Summit New York 2010 32
Indirect sales: 2010 investments
Investments in 2010
• Extra hires in Sales, Engineering and
Business Development to support the
growth in ES & B2B
• Extra Marketing budget for ES & B2B compared to 2009

VASCO Data Security Investor Summit New York 2010 33
Indirect sales: conclusions
Conclusions
• More sales per customer
• Very good recurrent business
• Strong product portfolio
• Competition focuses less on authentication market
• Excellent execution strategy
• 2010: substantial increase in investments

VASCO Data Security Investor Summit New York 2010 34 The next step How to tackle online applications previously out of our reach?

VASCO Data Security Investor Summit New York 2010 35 DIGIPASS as a Service (DaaS)™ On Demand Identity and Transaction Security The next step

VASCO THE AUTHENTICATION COMPANY

Digital Identity Mapping
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DIGIPASS as a Service (DaaS)™ VASCO Data Security Investor Summit New York 2010 36

DIGIPASS as a Service (DaaS) Client Platform Employees Consumers DaaS Platform Business Application Consumer Application VASCO Data Security Investor Summit New York 2010 37

VASCO Data Security Investor Summit New York 2010 38
DIGIPASS as a Service: potential sources of income
3 Potential revenue streams
1. Activation Code: one-time membership fee
2. Monthly Service Fee:
Access to the DaaS platform
basic version of anti-virus, firewalls… is for free
advanced versions need to be paid
aXsGUARD Gatekeeper product suite
3. ID Security Fee: to be paid per year per application
Social networks
E-commerce
E-gaming
…
:

VASCO Data Security Investor Summit New York 2010 39
Who pays VASCO?
• For employee security:
Employer, corporation pays Activation Code, Monthly
Service Fee & ID Security Fee
• For consumer security:
Consumer pays Activation Code, Monthly Service Fee & ID
Security Fee
For some applications, application owner will pay
Activation Code, Monthly Service Fee & ID Security Fee
• e.g. online newspaper

VASCO Data Security Investor Summit New York 2010 40
Long Term Strategy: Client platform
• DIGIPASS Embedded Security Solution (DESS) strategy
for client platforms:
Integrating DIGIPASS on hardware devices & software platforms
• Solution Partners for applications:
Solution Partners integrate VACMAN Controller in existing
Applications. Over 100 partners currently.

VASCO Data Security Investor Summit New York 2010 41 Conclusion DIGIPASS as a Service (DaaS)™ On Demand Identity and Transaction Security

VASCO Data Security Investor Summit New York 2010 42 Questions & Answers